SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2003

HEALTHETECH, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-49871	77-0478611
(Commission File No.)	(IRS Employer Identification No.)

523 Park Point Drive, 3rd Floor

Golden, Colorado 80401

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 526-5085

Item 7.	Financial Statements and Exhibits.

(c) Exhibits.

99.1	HealtheTech, Inc. earnings press release dated July 30, 2003.

Item 12.	Results of Operations and Financial Condition.

On July 30, 2003, HealtheTech, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2003. A copy of the press release is furnished to the United States Securities and Exchange Commission (the “Commission”) with this current report on Form 8-K as an exhibit. The information in this current report is being furnished pursuant to Item 12 of Form 8-K as directed by the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEALTHETECH, INC.

Dated: July 30, 2003	By:	/s/ JAMES W. DENNIS
James W. Dennis Chief Executive Officer

Exhibit Index

99.1	HealtheTech, Inc. earnings press release dated July 30, 2003.